SPARX FUNDS TRUST
SPARX Japan Fund

Supplement to Statement of Additional Information
dated February 28, 2006, as revised July 5, 2006

Effective November 1, 2006, the following information replaces the information about Kahori Ando under "Management—Portfolio Managers."

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#

Masakazu Takeda	0	4 (482 million)	13 (1.57 billion)

*	Total assets in accounts as of September 30, 2006.
#	Mr. Takeda manages two pooled investment vehicles and three other accounts with respect to which the advisory fee is based on the performance of the account. The aggregate assets under management of those accounts is approximately $533 million.

Ownership of Securities. As of September 30, 2006, Mr. Takeda did not own any shares of the Fund.

Dated: October 4, 2006